SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       September 26, 2005

ICT Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-29805	13-4070586
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

181 Westchester Avenue, Port Chester, New York, New York 10573

(Address of principal executive offices)

Registrant’s telephone number, including area code:    (914) 937-3900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

On September 26, 2005, ICT Technologies, Inc. (the “Company”) engaged Friedman, LLP  (“Friedman”) as its new independent accountants. Prior to such date, the Company did not consult with Friedman regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by Friedman on the Company's financial statements; or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-B and its related instructions) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B). The Board of Directors of the Company approved the change in auditors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICT TECHNOLOGIES, INC.

Dated: September 26, 2005	By:	/s/ Vasilios Koutsobinas
Name: Vasilios Koutsobinas
Title: Chairman & Chief Executive Officer